EXHIBIT 10.48

AMENDMENT TO

COMMON STOCK PURCHASE AGREEMENT

This Amendment to the Common Stock Purchase Agreement (the “Agreement”), is entered into as of April 11, 2019 (this “Amendment”), by and between Investview Inc., a Nevada Corporation (the “Company”), and Triton Funds LP, a Delaware limited partnership (the “Investor,” and collectively with the Company, the “Parties”).

WHEREAS, the Parties entered into that certain Common Stock Purchase Agreement dated as of December 29, 2018, by and between the Parties, and the Parties desire to amend the terms and conditions of the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.	The meaning of “Commitment Period” and “Purchase Notice” set forth in Section 1.1 of the Agreement is hereby replaced in its entirety by the following:

“Commitment Period” shall mean the period commencing on the Execution Date and ending on the earlier of (i) the date on which the Investor shall have purchased Purchase Notice Shares pursuant to this Agreement equal to the Commitment Amount, (ii) June 30, 2019, or (iii) written notice of termination by the Company to the Investor upon a material breach of this Agreement by Investor.

“Purchase Notice” shall mean a written notice from the Company, substantially in the form of Exhibit A hereto, to Company setting forth the Purchase Notice Shares which the Company intends to require Investor to purchase pursuant to the terms of this Agreement.

2.	Section 2.1 of the Agreement is amended and hereby replaced in its entirety by the following:

“Section 2.1 PURCHASE NOTICES. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII), the Company shall have the right to direct the Investor, by its delivery to the Investor of a Purchase Notice from time to time, to purchase Purchase Notice Shares provided that the amount of Purchase Notice Shares shall not exceed the Beneficial Ownership Limitation set forth in Section 7.1(g).”

3.	Section 2.2(a) of the Agreement is amended and hereby replaced in its entirety by the following:

“(a) PURCHASE NOTICE. At any time and from time to time during the Commitment Period, except as provided in this Agreement, the Company may deliver a Purchase Notice to Investor, subject to satisfaction of the conditions set forth in Section 7.2 and otherwise provided herein. The Company shall deliver the Purchase Notice Shares as DWAC Shares to the Investor immediately upon receipt of the Purchase Notice.”

4.	Section 2.3(b) is deleted in its entirety.

5.	Exhibit A of the Agreement is amended and hereby replaced in its entirety by the following:

EXHIBIT A

FORM OF PURCHASE NOTICE

TO: TRITON FUNDS LP

We refer to the Common Stock Purchase Agreement, dated as of December 29, 2018, (the “Agreement”) entered into by and between Investview Inc. and you, which was amended as of April 11, 2019 (the “Amendment”). Capitalized terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We hereby:

1) Give you notice that we require you to purchase __________ Purchase Notice Shares; and

2) Certify that, as of the date hereof, the conditions set forth in Section 7.2 of the Agreement are satisfied.

Investview Inc.

By:
Name:
Title:

6.	Exhibit B is added to the Agreement:

EXHIBIT B

FORM OF OFFICER’S CERTIFICATE OF

INVESTVIEW INC.

Pursuant to Section 7.2(k) of that certain Common Stock Purchase Agreement, dated as of December 29, 2018 (the “Agreement”), by and between Investview Inc. (the “Company”) and TRITON FUNDS LP (the “Investor”), the undersigned, in his capacity as Chief Executive Officer of the Company, and not in his individual capacity, hereby certifies, as of the date hereof (such date, the “Condition Satisfaction Date”), the following:

1. The representations and warranties of the Company are true and correct in all material respects as of the Condition Satisfaction Date as though made on the Condition Satisfaction Date (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including the Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties of the Company set forth in the Agreement to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor; and

2. All of the conditions precedent to the obligation of the Investor to purchase Purchase Notice Shares set forth in the Agreement, including but not limited to Section 7.2 of the Agreement, have been satisfied as of the Condition Satisfaction Date.

Capitalized terms used herein shall have the meanings set forth in the Agreement unless otherwise defined herein.

IN WITNESS WHEREOF, the undersigned has hereunto affixed his hand as of the April 11, 2019.

Investview Inc.

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	CEO

[Signature Page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

Investview Inc.

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	Chief Executive Officer

TRITON FUNDS LP

By:	/s/ Nathan Yee
Name:	Nathan Yee
Title:	Founder